EXHIBIT 10.11

                               Ecolair Properties

                                  OFFICE LEASE

                                     Between

                          Merrymack Limited Partnership

                                   as Landlord

                                       and

                  EA Engineering, Science, and Technology, Inc.

                                    as Tenant

                                 For Premises in

                11019 McCormick Road, Hunt Valley, Maryland 21031

                              Dated: August 6, 1997
                              ---------------------


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                                TABLE OF CONTENTS

1.   Introductory Provisions..................................................1
     (a)   Fundamental Lease Provisions.......................................1
     (b)   References and Conflicts...........................................2
     (c)   Exhibits...........................................................2
     (d)   Addendums..........................................................2

2.   Premises.................................................................2
     (a)   Leased Premises....................................................2
     (b)   The Building.......................................................2
     (c)   Tenant's Proportionate Share.......................................2

3.   Term.....................................................................2
     (a)   Lease Term.........................................................2
     (b)   Acceptance of Leased Premises......................................3

4.   Rent.....................................................................3
     (a)   Minimum Annual Rent................................................3
     (b)   Annual Adjustments to Minimum Annual Rent..........................3
     (c)   Additional Rent....................................................3
         (i)      General.....................................................3
         (ii)     Basic Operating Expenses....................................3
         (iii)    Increases in Basic Operating Expenses.......................4
         (iv)     Electrical Service..........................................4
         (v)      Landlord's Enforcement Costs................................4
     (d)   Additional Rent Estimates and Adjustments..........................4
     (e)   Payment of Rent....................................................6

5.   Security Deposit.........................................................6

6.   Improvement of the Leased Premises.......................................6

7.   Alterations or Improvements by Tenant....................................7

8.   Use of Leased Premises...................................................7
     (a)   Use................................................................7
     (b)   Compliance.........................................................7

         (i)      Legal.......................................................7
         (ii)     Fire and Safety.............................................7

     (c)   Environmental Protection...........................................8
     (d)   Indemnification....................................................8
     (e)   Moving and Deliveries..............................................8
     (f)   Excessive Floor Load...............................................8

9.   Taxes on Tenant's Property...............................................8

10.    Rules and Regulations..................................................8

11.    Utilities and Services.................................................9
       (a)    Building Standard Services and Utilities........................9
       (b)    Overtime Services...............................................9
       (c)    Interruption or Reduction of Service............................9
       (d)    Excessive Electrical Usage......................................9
       (e)    Excessive Heat Generation......................................10
       (f)    Security.......................................................10


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12.    Landlord's Right of Entry.............................................10

13.    Maintenance and Repairs...............................................10
       (a)    Landlord Responsibilities......................................10
       (b)    Tenant Responsibilities........................................11

14.    Common Areas..........................................................11
       (a)    Common Areas Defined...........................................11
       (b)    Landlord's Control.............................................11
       (c)    Changes and Additions to the Building, Additional
                Construction.................................................11
       (d)    Parking........................................................12

15.    Surrender and Inspection..............................................12
       (a)    Surrender......................................................12
       (b)    Inspection.....................................................12
       (c)    Fixtures and Personal Property Remaining.......................12

16.    Tenant Holding Over...................................................12

17.    Covenant Against Assignment and Subletting............................13

18.    Bankruptcy............................................................13

19.    Default...............................................................13

20.    Landlord's Rights Upon Tenant's Default...............................14
       (a)    Re-Entry.......................................................14
       (b)    Termination....................................................14
       (c)    Distress.......................................................15
       (d)    Lien for Rent..................................................15
       (e)    No Future Lease Rights.........................................15
       (f)    Utilities and Services.........................................15
       (g)    Landlord's Remedies Cumulative.................................15

21.    Lender Requirements...................................................15
       (a)    Subordination..................................................15
       (b)    Attornment.....................................................16
       (c)    Financing......................................................16
       (d)    Financial Statements...........................................16

22.    Estoppel Certificates.................................................16

23.    Damage by Fire or Other Casualty......................................17

24.    Condemnation..........................................................17

25.    Landlord's Reserved Rights............................................18

26.    Landlord and Tenant Liability.........................................18
       (a)    Landlord's Liability...........................................18
       (b)    Tenant's Liability.............................................18
       (c)    Indemnity......................................................18
       (d)    Criminal Acts of Third Parties.................................19

27.    Tenant's Insurance....................................................19
       (a)    Coverages......................................................19


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       (b)    Policy Requirements............................................19
       (c)    No Limitation of Liability.....................................19
       (d)    Notice of Fire and Accident....................................19

28.    Waiver of Subrogation.................................................20

29.    No Liens Permitted: Discharged........................................20

30.    Signs and Advertisements..............................................20

31.    Notices...............................................................20

32.    Time..................................................................20

33.    Postponement of Performance...........................................21

34.    No Waiver.............................................................21

35.    Limitation of Landlord's Liability....................................21

36.    Transfer of the Building..............................................21

37.    Waiver of Counterclaim and Trial by Jury..............................21

38.    Lease Recording.......................................................22

39.    Notice of Default to Landlord and Mortgagee and Right to Cure.........22

40.    Miscellaneous Provisions..............................................22
       (a)    Governing Law..................................................22
       (b)    Covenants......................................................22
       (c)    No Representations by Landlord.................................22
       (d)    Exhibits.......................................................22
       (e)    Pronouns.......................................................22
       (f)    Captions.......................................................22
       (g)    Landlord's Approval............................................22
       (h)    Separability...................................................22
       (i)    Counterparts...................................................23
       (j)    Authority......................................................23
       (k)    Examination of Lease...........................................23
       (l)    Interpretation.................................................23
       (m)    Entire Agreement; Modification.................................23
       (n)    Termination....................................................23
       (o)    Corporate Approval.............................................23
       (p)    Approval of Mortgage...........................................23
       (q)    Zoning and Licensing Approvals.................................24

41.    Quiet Enjoyment.......................................................24

42.    Remedies Cumulative...................................................24

43.    Binding Effect........................................................24


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                                  OFFICE LEASE

THIS LEASE is made this 1st day of January, 1997, between Merrymack Limited Partnership, a Maryland limited partnership ("Landlord"), and EA Engineering, Science and Technology, Inc., a Delaware Corporation ("Tenant").

                                   WITNESSETH:

For and in consideration of the covenants herein contained and upon the terms and conditions herein set forth, the parties agree as follows:

1.   Introductory Provisions.

     (a) Fundamental Lease Provisions. Certain fundamental Lease provisions are presented in this Section in summary form solely to facilitate convenient reference by the parties hereto:

          1.   Leased Premises                      11019 McCormick Road                [See Section 2(a)]

          2.   Building Address                     11019 McCormick Road                [See Section 2(a)]
                                                    Hunt Valley, Maryland 21031

          3.   Rentable Area Of Leased
               Premises**                           43,707  square feet                 [See Section 2(a)]

          4.   Gross Leasable Area of
               Building*                            57,664  square feet                 [See Section 2(b)]

          5.   Proportionate Share                  76 Percent                          [See Section 2(c)]

          6.   Rent Commencement Date               January 1, 1997                     [See Section 3(a)]

          7.   Lease Term                           10 years                            [See Section 3(a)]

          8.   Minimum Annual Rent                  $736,044.96                         [See Section 4(a)]

          9.   Basic Monthly Rent                   $61,337.08                          [See Section 4(a)]

        10.    Annual Adjustment to
               Minimum Annual Rent                  3%                                  [See Section 4(b)]

        11.    Use of Leased Premises               Professional and                    [See Section 6]

                                                    Administrative Offices

        12.    Security Deposit                     $43,648.34                          [See Section 5]

        13.    Base Operating Expense
               Amount                               $5.80 (tax & operating)             [See Section 4(c)]

        14.    Additional Rent                                                          [See Section 4(c)]

        15.    Standard Building
               Operating Hours                      8:00 a.m. to 6:00 p.m.              [See Section 9(a)]
                                                    Monday-Friday


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
        16.    Building Holidays                    New Year's Day,                     [See Section 9(a)]
                                                    Memorial Day, Independence Day,
                                                    Labor Day, Thanksgiving Day,
                                                    Day after Thanksgiving, Christmas Day

        17.    Address for Notices                  11019 McCormick Road                [See Section 30(b)]
               to Tenant                            Hunt Valley, Maryland 21031

        18.    Address for Notices                  11019 McCormick Road                [See Section 30(a)]
               to Landlord                          Hunt Valley, Maryland 21031
                                                    Attn: Melanie Jensen-Ney

        19.    Leasing Broker(s)                    NONE                                [See Section 33]

        20.    Tenant's Resident Agent              Mr. Jack P. Adler, Esq.
                                                    Vice President & General Counsel


*     Subject to adjustment pursuant to Section 2(b).
**    See Addendum 1.

      (b) References and Conflicts. References appearing in Section 1(a) are intended to designate some of the other places in the Lease where additional provisions are applicable to the particular fundamental Lease provisions appear. These references are for convenience only and shall not be deemed all inclusive. Each reference in the Lease to any of the fundamental Lease provisions contained in Section 1(a) shall be construed to incorporate all of the terms provided for under such provisions, and such provisions shall be read in conjunction with all other provisions of the Lease applicable thereto. If there is any conflict between any of the fundamental Lease provisions set forth in Section 1(a) and any other provisions of the Lease, the latter shall control.

      (c) Exhibits. The following drawings and special provisions are attached hereto as exhibits and hereby made a part of this Lease:

             Exhibit A. Floor Plan of Leased Premises
             Exhibit B. Rules and Regulations

      (d) Addendums. The following special provisions are attached hereto as addendums and hereby made a part of this Lease.

             Addendum 1 - Leased Premises.

2.    Premises.

      (a) Leased Premises. Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the Leased Premises as specified in Section 1(a)(1) located in the building specified in Section 1(a)(2) (the "Building"). The leased premises shall consist of approximately the square footage of rentable floor space as specified in Section 1(a)(3), which included an agreed common area factor of twelve percent (12%), and as outlined in red on the floor plan attached hereto as Exhibit A. For the purposes of determining the square footage of the Leased Premises, leasehold space is calculated by measuring from the outside of any exterior walls of the Leased Premises to the center line of any partitions constructed which separate the Leased Premises from the remaining or adjacent premises of the Building.

      (b) The Building. Landlord and Tenant acknowledge that the gross leasable area in the Building is specified in Section 1(a)(4) ("Gross Leasable Area" or

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"GLA"). The GLA shall be used hereinafter for purposes of computing Tenant's proportionate share of certain expenses payable to Landlord as Additional Rent. Landlord reserves the right to modify the GLA of the Building from time to time during the Lease Term as a result of construction of new improvements or the demolition of existing improvements.

      (c) Tenant's Proportionate Share. Tenant's proportionate share of certain expenses hereinafter made payable to Landlord as additional rent is specified in
Section 1(a)(5). Said computation is based upon the ratio of the total rentable area in the Leased Premises to the GLA of the Building. The Proportionate Share shall be modified during the Lease Term in the event that the GLA of the Building is modified as described in Section 2(b) above.

3.    Term.

      (a) Lease Term. The term of the Lease (sometimes herein called the "Lease Term") shall commence on the "Rent Commencement Date," January 1, 1997, and shall continue for a period of nine (9) years from the first day of the calendar month next following the first day of the Term, unless sooner terminated as herein provided.

      (b) Acceptance of Leased Premises. Landlord shall deliver, and Tenant agrees to accept, possession of the Leased Premises in an "as is" condition, subject, however, to Landlord's performance of its agreed obligation to replace at no charge to Tenant the carpet in the rear portion of the fourth floor. By entering into possession, Tenant shall be deemed to have accepted the Leased Premises, to have acknowledged that the same are in the condition called for hereunder and to have agreed that the obligations of the Landlord imposed for the delivery of the Premisses have been fully performed. It is expressly understood and agreed that Landlord has made no representations or warranties with respect to the Leased Premises.

4.    Rent.

      (a) Minimum Annual Rent. The minimum Annual Rent reserved hereunder shall be as specified in Section 1(a)(8) which shall be payable by Tenant to the Landlord during each Lease Year of the Lease Term in twelve (12) equal monthly installments of Basic Monthly Rent each as specified in Section (a)(9), due in advance, without notice or demand, and without set-off, deduction or abatement of any kind, on the first day of every calendar month thereafter during the Term. Rent shall be paid to Landlord (or its agent) as specified in Section 1(a)(18), or to such other persons or at such other address as Landlord may designate from time to time.

      (b) Annual Adjustments to Minimum Annual Rent. On the first day of the second Lease Year, and on the first day of each Lease Year thereafter during the Lease Term, the Minimum Annual Rent (than in effect) shall be increased by 3 percent (3%).

      (c)    Additional Rent.

             (i) General. Whenever it is provided by the terms of this Lease that Tenant is required to make any payment to Landlord other than of Minimum Annual Rent, such payment shall be deemed to be additional rent ("Additional Rent"). Unless otherwise expressly specified herein, Additional Rent shall be paid by Tenant with the installment of Base Monthly Rent thereafter falling due.

Additional Rent shall include, but not be limited to:

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             (ii) Basic Operating Expenses. Tenant shall pay to Landlord, as
Additional Rent, its Proportionate Share as set forth in Section 1(a)(5) of any increase in the Basic Operating Expenses incurred by Landlord in the operation of the Building during any calendar year over the Base Operating Expense Amount specified in Section 1(a)(13). As used herein, the "Basic Operating Expenses" shall mean the sum of all costs of operating, policing, managing, maintaining replacing and repairing the (A) the Building, (B) the personal property used in conjunction therewith, and (C) the land upon which the Building is situated and all curbs and sidewalks adjacent to same. Such costs shall include the following: the charges (including surcharges) for electricity, gas, fuel, steam, water and sewer and any other utilities supplied to the Building; the cost of public liability insurance, casualty insurance, rent loss insurance, umbrella liability insurance, owned and non-owned automobile insurance and all other insurance coverage carried by Landlord in connection with the Building; legal, accounting, engineering and other professional fees; management fees (equal to fifteen percent (15%) of the total Basic Operating Expenses, excluding real estate taxes and utilities) and personnel costs, including, but not limited to, reasonable salaries, wages, taxes, fringe benefits and other direct and indirect costs paid to or on behalf of persons employed in the operation, supervision, maintenance, management and repair of the Building and Building Area or engaged to provide any maintenance, operating, repair or upkeep service to the Building or Building Area, and any other Building personnel; costs of inspecting, and depreciation of machinery and equipment; costs to maintain and operate a Building office; security guards or security services deemed necessary by Landlord; the cost of all service and maintenance contracts; landscaping maintenance, including reasonable upgrades and replacements; parking facility maintenance, including repairs, restriping, resurfacing, rebuilding, as well as removal of snow, ice and debris and depreciation of all machinery and equipment used therein or thereon; traffic control; sanitary and drainage control; public address system; holiday decorations; disposal of trash; maintenance, repair and replacement of mechanical and electrical equipment including heating, ventilation and air conditioning equipment; window cleaning, janitorial service and pest control service; maintenance and repair of elevators, stairways, rest rooms, lobbies, hallways and other common areas and facilities; repainting and redecoration of all common areas and facilities; sales or use taxes on supplies or services; and all other reasonable maintenance and repair expenses and supplies which are deducted by Landlord in computing its Federal income tax liability; the cost of any capital improvements or alterations made by Landlord to the Building after the Rent commencement Date of the Lease Term, that reduce total operating charges, or which are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate actually paid by Landlord on funds borrowed for purposes of constructing said capital improvements or alterations; the cost of tools and equipment, materials and uniforms, supplies and sundries reasonably necessary for the operation and maintenance of the Building; the Building's share of all costs to maintain, repair and/or replace as necessary any common driveways, facilities and structures pursuant to easements, covenants or similar agreements affecting the Building; charges of any kind imposed by any governmental authority in connection with the use or occupancy of the Building, including any and all license, permit, and inspection fees; "Real Estate Taxes" (as hereinafter defined); and any other reasonable costs and expenses incurred by Landlord in owning, maintaining, repairing or operating the Building or Building Area. The Basic Operating Expenses shall not include: leasing commissions payable by Landlord; the cost of capital improvements, as determined under sound accounting principals,

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except to the extent set forth above; or the costs of special services or utilities separately charged to individual tenants of the Building.

             The term "Real Estate Taxes" shall mean all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building, and the land on which it is built, whether or not now customary, including, without limitation, all other government al impositions and levies, front foot benefit charges and adequate public facility costs and assessments, together with (i) any tax, assessment, or other imposition in the nature of a real estate tax, (ii) any ad valorem tax on rent or any tax on income if imposed in lieu of or in addition to real estate taxes and assessments, and (iii) any taxes and assessments which may hereafter be substituted for real estate taxes, including by way of illustration only, any tax, capital levy, assessment, imposition or otherwise (whether a business rental or other tax) now or hereafter levied upon Landlord on the rents or income received from the Building or for Tenant's use or occupancy of or conduct of business at the Leased Premises, or Tenant's improvements to or furniture, fixtures or equipment in the Leased Premises. "Real Estate Taxes" shall further mean any advances or escrow deposits paid or made to any taxing authority or third party such as a lender on account of any of the foregoing. "Real Estate Taxes" shall also include all costs, including reasonable attorney fees, incurred by Landlord in contesting the validity or amount, or in attempts to restrict increases in, any such taxes. The Real Estate Taxes for any calendar year shall mean the Real Estate Taxes actually paid or due to be paid during such calendar year, whether such Real Estate Taxes relates to such calendar year or a fiscal year.

             (iii) Increases in Basic Operating Expenses. For each calendar year during which any part of the Term falls, Tenant shall pay to Landlord Tenant's Proportionate Share of the excess, if any, in Basic Operating Expenses for the Leased Premises for such year (the "Excess Operating Expenses") over the Base Operating Expense Amount. Such payment shall be prorated for any partial calendar year during the Term.

             (iv) Electrical Service. Tenant shall reimburse Landlord on a monthly basis for all electrical service to the Leased Premises (other than the electrical service necessary for Landlord to provide standard heating and air conditioning, which shall be included in "Basic Operating Expenses".) Landlord shall pay the monthly bills for such services and submit copies of those bills to Tenant for reimbursement, with no markup or management fee, and Tenant agrees to pay each bill promptly in accordance with its terms.

             (v) Landlord's Enforcement Costs. Additional Rent shall include any and all expenses incurred by Landlord, including reasonable attorneys' fees, for the collection of monies due from Tenant and the enforcement of Tenant's obligations under the provisions of this Lease. When Landlord, at Tenant's expense, performs an obligation of Tenant pursuant to the terms of this Lease, the actual out-of-pocket costs and expenses incurred by Landlord in performance of such obligations shall be Additional Rent.

       (d)    Additional Rent Estimates and Adjustments.

              (i) On or before April 30 (or as soon thereafter as practicable) of each calendar year, Landlord will submit to Tenant a comparative statement of the actual increases incurred in Basic Operating Expenses for the preceding calendar year over the Base Operating Expense Amount, setting forth in reasonable detail: (i) a schedule of Basic Operating Expenses for the preceding

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calendar year, and the amount of the Excess Operating Expenses for such preceding year; (ii) the amount, if any, paid by Tenant to Landlord during the preceding calendar year on account of the Excess Operating Expenses for such preceding year; and (iii) the amount due from Tenant on account of the Excess Operating Expenses for such preceding year, or the amount due from Landlord to Tenant because of overpayment by Tenant on account of Excess Operating Expenses. Landlord's comparative statement of Operating Expenses shall also include Landlord's good faith estimate of Excess Operating Expenses for the then-current calendar year and an estimated "Monthly Portion of Excess Operating Expenses" equal to one-twelfth (1/12) of said good faith estimate of Excess Operating Expenses.

              (ii) Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, as Additional Rent, any amounts due from Tenant on account of Excess Operating Expenses for the preceding year. Tenant shall also make payments to Landlord, on account of the Excess Operating Expenses for the then current calendar year, as follows:

                     (A) On the first day of the first full month following receipt by Tenant of the Landlord's comparative statement of Basic Operating Expenses, Tenant shall pay to Landlord an amount equal to the Monthly Portion of Excess Operating Expenses multiplied by the number of months elapsed in the current calendar year (including the month in which the payment is made); and

                     (B) Commencing on the first day of the second full month following receipt by Tenant of Landlord's comparative statement of Basic Operating Expenses, and continuing until the receipt by Tenant of the next annual comparative statement, the minimum monthly installments of rent due hereunder shall be increased by an amount equal to the Monthly Portion of Excess Operating Expenses.

              (iii) Landlord shall refund any overpayment made by Tenant within thirty (30) days after Landlord's submission to Tenant of the aforesaid operating charge statement for such calendar year.

              (iv) Contemporaneously with presentation of Landlord's statement showing actual figures for the year, Landlord shall furnish to Tenant, in writing, a detailed statement of Basic Operating Expenses and copies of Real Estate Tax bills. If it shall be determined that there is an error in Landlord's statement, Tenant shall be entitled to a credit for any overpayment, or, if Landlord billed Tenant less than should have been billed to Tenant, Tenant shall pay such difference to Landlord. Any payment, refund or credit made pursuant to
Section 4(c) or 4(d) shall be made without prejudice to any right of Tenant to dispute, or of Landlord to correct, any item(s) as billed pursuant to the provision hereof; provided, however, such right to correct or adjust rental payments shall terminate at the expiration of two (2) years after the date any payment shall have become due.

              (v) Tenant's obligation to pay any Additional Rent accruing during the Lease Term pursuant to this Section shall apply pro rata to the proportionate part of the calendar year as to Basic Operating Expenses, in which this Lease begins or ends, for the portion of each such year during which this Lease is in effect. Such obligation to make payments of such Additional Rent shall survive the expiration or sooner termination of the Lease Term, whether or not this Lease is superseded by a subsequent lease of the Leased Premises or of any other space or Tenant leaves the Building; any such superseding lease shall not serve to supersede Tenant's obligation for any such additional rent unless it makes

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express reference thereto and recites that such additional rent is abated in consideration of the superseding lease.

              (vi) If, during the Term of this Lease, there shall be a reduction or elimination of any particular component of Basic Operating Expenses by reason of the introduction of a labor-saving device, energy conservation device, capital improvement or replacement installed by Landlord, the corresponding item of expense in the Base Operating Expense shall be eliminated or reduced in the same proportion as the reduction of that item in the Basic Operating Expense for the purposes of calculating Tenant's share of Excess Operating Expenses.

              (vii) In the event that Landlord shall make a capital expenditure for an Essential Capital Improvement (as hereinafter defined) during the Term of this Lease, the annual amortization of such expenditure (determined by dividing the amount of the expenditure by the useful life of the improvement) plus interest on the unamortized balance at the rate actually paid by Landlord for funds borrowed by Landlord to construct or otherwise provide such Essential Capital Improvement, shall be deemed an Operating Expense for each year of such useful life. As used herein, an "Essential Capital Improvement" means any of the following: (A) a labor saving device or other installation, improvement or replacement which reduces Operating expenses; (B) an installation or improvement required by reason of any law, ordinance or regulation of any governmental or quasi-governmental body, which requirement did not exist (or was not applicable to the Building) on the date of execution of this Lease; or (C) an installation or improvement which directly enhances the safety of tenants in the Building generally (as, for example, but without limitation, for fire safety or security); provided, however, any expense treated as an Essential Capital Improvement hereunder must, at Tenant's option and expense, be certified by independent auditors for Landlord as constituting an Essential Capital Improvement under generally accepted accounting principles.

      (e) Payment of Rent. In the event Minimum Annual Rent or Additional Rent is not paid within ten (10) days after the same is due, a late charge equal to five percent (5%) of the delinquent amount shall be assessed as liquidated damages for the additional administrative charges incurred by Landlord as a result of such late payment. Tenant also agrees to pay all reasonable attorney fees incurred by Landlord as a result of Tenant's delinquent payment of rent. No payment by Tenant or receipt by Landlord of lesser amounts of rent than those herein stipulated shall be deemed to be other than on account of the earliest unpaid stipulated rent. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. If Landlord shall pay any monies, or incur any expenses in correction of violation of covenants herein set forth, the amount so paid or incurred shall, at Landlord's option, and on written notice to Tenant, be considered Additional Rent payable by Tenant with the first installment of rental thereafter becoming due and payable. If Landlord receives from Tenant two
(2) or more returned or "bounced" checks in any twelve (12) month period, Landlord may require all future rent be paid by cashier's or certified check.

5. Security Deposit. Tenant has deposited with Landlord the sum specified in
Section 1(a)(12). Said deposit shall constitute advance rental and shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If, at any time during the Lease Term, any payment of Minimum Annual Rent or Additional Rent herein reserved shall be overdue and unpaid, the

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Landlord may, at its option, appropriate and apply any portion of said security deposit to the payment of any such overdue rent or other sum. Landlord shall have the unrestricted right (but not the obligation) to apply any part of the Security Deposit to cure any Default (as described in Section 20 hereof).

      In the event of the failure of Tenant to keep and perform any other items, covenants and conditions of the Lease to be kept and performed by Tenant, then Landlord, at its option, may appropriate and apply the entire security deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained or suffered by Landlord due to such breach by Tenant. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent, to cure any default, or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall remit to Landlord, within ten (10) days of the written demand of Landlord, a sufficient amount in cash to restore the security deposit to the original sum. Tenant's failure to do so shall constitute a breach of the Lease. Should Tenant comply with all of said terms, covenants and conditions of the Lease and promptly pay all Minimum Annual Rent and Additional Rent herein provided as it falls due, then the security deposit shall be returned in full, without interest, to Tenant within thirty (30) days of the Expiration Date or earlier termination of the Term of this Lease. Tenant shall have no right to direct the application of any part of the Security Deposit.

      Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the building and/or the Leased Premises in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit.

6. Improvement of the Leased Premises. Intentionally deleted.

7. Alterations or Improvements by Tenant. Except for the incidental hanging of pictures, installation of shelves, and other painting and decoration of the Leased Premises which do not affect the structure of the Leased Premises, Tenant shall not make any alterations, additions, or improvements, structural or otherwise (collectively, "Alterations") in the Leased Premises (such as carpeting, telephone installation, decoration and installation of specialized equipment), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not install any equipment of any nature whatsoever which may affect the insurance rating of the Building, or which may necessitate any changes, replacements or additions to the water system, plumbing system, heating system, air-conditioning system, telephone system or the electrical system of the Leased Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall pay all costs to make such changes, replacements or additions.

      Tenant hereby agrees that all Alterations made in, to, or on the Leased Premises shall, unless otherwise provided by written agreement, be the property of Landlord and shall remain upon and be surrendered with the Leased Premises on the Expiration Date or other termination of this Lease, unless Landlord shall, prior to such expiration or termination have given Tenant not less than 15 days prior written notice to remove the same, in which event Tenant shall at its expense forthwith remove such Alterations. Any or all wiring and cabling, such as telephone, computer and data wires installed by Tenant shall be removed by Tenant at its sole cost, and the Leased Premises shall be restored to their original condition by the Expiration Date, ordinary wear and tear excepted. All property permitted or required to be removed by Tenant at the end of the term remaining in the Leased Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense.

8.    Use of Leased Premises.

       (a) Use. Tenant shall use and occupy the Leased Premises for the singular purpose specified in Section 1(a)(11) and for no other purpose. Tenant shall not use or permit the Leased Premises to be used for any other purpose or purposes without the prior written consent of Landlord, which consent may be granted or withheld in its sole discretion.

      (b) Compliance. Tenant, at its expense, shall comply with the laws, rules and regulations of any federal, state or municipal authority, or the Maryland Fire Underwriters Rating Bureau, or with any notice from any public officer pursuant to law, or with any notice from any insurance company pertaining to Tenant's occupancy or use of the Leased Premises, whether such notice shall be served on Landlord or Tenant. In furtherance of the foregoing, and provided Tenant shall first have obtained Landlord's prior written consent (which Tenant agrees to promptly request), Tenant shall, at Tenant's sole cost and expense, make such changes, alterations, renovations or modifications to the Leased Premises (except for structural repairs) which are necessitated or required by any such Law.

              (i) Legal. Tenant shall not use or permit the Leased Premises or any part thereof to be used in violation of any present or future applicable law, regulation or ordinance, or of the certificate of occupancy issued for the Building or the Leased Premises, and shall immediately discontinue any use of the Leased Premises which is declared by any governmental authority having jurisdiction to be in violation of law or said certificate of occupancy. Tenant will not use or permit the Leased Premises to be used for any purposes that interfere with the use and enjoyment of the Building by Landlord or the other tenants, which will increase the existing rate of insurance on the Building or which violate the requirements of any insurance company insuring the Building or its contents, or which, in Landlord's sole discretion, impair the reputation of the Building. Tenant shall refrain from and discontinue such use immediately upon receipt of written notice from Landlord.

              (ii) Fire and Safety. Tenant shall not do, or permit anything to be done in the Leased Premises, or bring, use or keep anything therein, which will in any way increase the rate of fire insurance on the Building, or invalidate or conflict with fire insurance policies on the Building, fixtures or on property kept therein. Tenant agrees that any increases of fire insurance premiums on the Building or contents caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence or the willful action of Tenant, Tenant's employees, agents, servants, invitee, or licensees shall be deemed Additional Rent and paid as accrued.

      (c) Environmental Protection. Tenant and Tenant's employees and agents shall not dispose of any oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance including, without limitation, asbestos (hereinafter collectively referred to as "hazardous waste"), as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, or in any other federal, state or local law governing hazardous substances (hereinafter referred to as the "Act"), as such laws may be amended from time to time at, upon, under or within the Leased Premises or the Building or the land on which it is built, or into the plumbing or sewer or water system servicing the Leased Premises or the Building, nor shall Tenant, its employees or agents cause or permit the discharge, spillage, uncontrolled loss, seepage or filtration of any hazardous waste at, upon, under or within the Leased Premises or the Building or the land or into the plumbing or sewer or water system servicing the same. Tenant shall comply in all respects with the requirements of the Act and related regulations, and shall notify Landlord immediately in the event of its discovery of any hazardous waste at, upon, under or within the Leased Premises or the Building or the land.

      (d) Indemnification. Tenant shall indemnify Landlord against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, including reasonable attorneys' fees, arising out of any violation of or default in the covenants of this Section 8. The provisions of Sections 8(b) and (c) and this Section 8(d) shall survive the expiration of the Lease Term.

      (e) Moving and Deliveries. No freight, furniture, heavy machinery, heavy equipment, including computer equipment or other bulky matter or fixtures of any description shall be transferred into or out of the Building or carried in the elevators, without Landlord's prior written consent and approval. In obtaining the Landlord's approval as required under this paragraph, Tenant agrees to provide Landlord with all technical specifications concerning the equipment and machinery and to pay the costs of any and all structural changes which in the sole discretion of the Landlord are required to be made in order to safely and efficiently accommodate such equipment or machinery. If such machinery or equipment requires special handling, Tenant agrees to employ only persons holding the proper licences to do said work, and that all work in connection therewith shall comply with any applicable Federal, State, County or other governing laws, rules or regulations. Tenant shall promptly remove from the public areas within or adjacent to the Building any of Tenant's property delivered or deposited there, and shall be liable for any damage to the Building or the Leased Premises caused by its moving and deliveries.

      (f) Excessive Floor Load. Landlord shall have the right to prescribe the weight and method of installation and position of safes or other heavy fixtures or equipment. Tenant will not, without Landlord's prior written approval, install in the Leased Premises any fixtures, equipment or machinery that will place a load upon the floor exceeding the designed floor load capacity. Tenant shall be liable for all damage done to the Building by installing or removing a safe or any other article of Tenant's office equipment, or due to its being in the Leased Premises. Landlord shall repair any such damage at Tenant's expense, and Tenant shall pay the cost therefor to Landlord upon demand, as Additional Rent.

9. Taxes on Tenant's Property. Tenant shall be liable for, and shall pay at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Leased Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed value of the Leased Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments (which Landlord shall have the right to do regardless of the validity thereof, but under protest if requested by Tenant), Tenant shall upon demand repay as Additional Rent to Landlord a sum equal to the taxes levied against Landlord or the portion of such taxes resulting from such increase in the assessment; provided that, in any such event, Tenant shall have the right, at Tenant's sole cost and expense, to bring suit to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

10. Rules and Regulations. Tenant covenants on behalf of itself, its employees, agents, licensees and invitees to comply with the rules and regulations set forth in Exhibit B, which is attached hereto and made a part hereof (the "Rules and Regulations"). Landlord shall have the right, in its sole discretion, to make reasonable additions and amendments to the Rules and Regulations from time to time and Tenant covenants that Tenant, its employees, agents, licensees and invitees will comply with additions and amendments to the Rules and Regulations upon Landlord's provision to Tenant of a written copy of the same. Any unremedied default by Tenant, or any other party set forth above, of any of the material provisions of the Rules and Regulations as set forth in Exhibit B, or as amended from time to time, shall be considered to be a default under the terms of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or any amendments or additions thereto, against any other tenant. Landlord shall have no liability to Tenant or any other party for violations of the Rules and Regulations by any party whatsoever. If there is any inconsistency between this Lease and the Rules and Regulations, the Lease shall govern.

11.   Utilities and Services.

       (a) Building Standard Services and Utilities. As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall, if and insofar as existing facilities permit, furnish sufficient electric current for routine and normal requirements for lighting and typical office equipment and machinery, such as typewriters, calculators, personal computers, small copiers and similar items, subject to the limitations of Section 11(b). Landlord shall furnish hot and cold water for lavatory and drinking purposes, lavatory supplies, and Building standard fluorescent tube replacements and nightly cleaning and jani-torial services Monday through Friday. Landlord further agrees to furnish heating and cooling during the appropriate seasons of the year, during the Standard Building Operating Hours and on the days set forth in Section l(a)(15), exclusive of the Building Holidays specified in Section l(a)(16), with holidays falling on Saturday observed both on said day and on the preceding Friday, and holidays falling on Sunday observed on the following Monday.

      (b) Overtime Services. Landlord shall be under no obligation to furnish electric power at any hours other than normal business hours, or for the operation of any other electrical equipment or appliance, unless arrangements for such after-hours operations, and for the installation of such electrical equipment or appliance, shall have been made pursuant to terms and conditions acceptable to Landlord and embodied in a separate written agreement between Landlord and Tenant. In the event that Tenant uses electrical services in excess of that required for normal office use or during periods other than normal business hours or both, then such excess services shall be supplied at the expense of the Tenant, pursuant to terms, conditions and costs established by the Landlord in its sole discretion. Should Tenant require heating and cooling services beyond the hours stipulated in Section 11(a), Landlord will furnish such additional service at the then-prevailing hourly rate, as established by Landlord from time to time, provided that Tenant gives Landlord no less than twenty-four (24) hours advance written notice of the need therefor.

      (c) Interruption or Reduction of Service. In no event shall Landlord be liable to Tenant for any interruption or failure in the supply of any utilities to the Leased Premises and the Building. Landlord reserves the right to interrupt service of the heat, plumbing, air conditioning, cooling, electric, and sewer and water systems, when necessary, by reason of accident, or of repairs, alterations or improvements which in the judgment of Landlord are desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed; and Landlord shall have no responsibility or liability for failure to supply heat, plumbing, air conditioning, cooling, electric, and sewer and water service, or other service or act for the benefit of Tenant, when prevented from so doing by strikes, accidents or by any other causes beyond Landlord's reasonable control, or by orders or regulations of any federal, state, county, or municipal authority, or by any failure to receive suitable fuel supply, or inability despite exercise of reasonable diligence to obtain the regularly-used fuel or other suitable substitute; and Tenant agrees that Tenant shall have no claim for damages nor shall there be any abatement of Base Annual Rent in the event that any of said systems or service shall be discontinued or shall fail to function for any reason. If any public utility supplying any utility to the Building, or any law, order or regulation of any federal, state, county or municipal authority requires that Landlord or Tenant must reduce or maintain a certain level of consumption of electricity or any other utility or interior temperature for the Leased Premises or the Building, which affects the normal business hours or the provision of any utility the Leased Premises or the Building, Landlord and Tenant shall each adhere to and abide by such requirement without any reduction in rent or in any of Tenant's other obligations hereunder. Landlord's obligation to supply heat and air conditioning are subject to applicable laws and regulations as to energy conservation and other restrictions.

       (d)    Excessive Electrical Usage.

              (i) Tenant will not install or operate in the Leased Premises any heavy duty electrical equipment or machinery, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord may require, as a condition of its consent to the installation of such equipment or machinery, payment by Tenant, as Additional Rent, for such excess consumption of electricity as may be occasioned by the operation of said equipment or machinery. Landlord may make periodic inspections of the Leased Premises at reasonable times to determine that Tenant's electrically operated equipment and machinery complies with the provisions of this Section and Section 11(e).

              (ii) Landlord shall have the right to require that one or more separate meters or submeters be installed to record the consumption or use of electricity, or to cause a reputable independent electrical engineer to survey and determine the quantity of electricity consumed by such excessive use. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid by Tenant. Tenant agrees to pay Landlord (or the utility company, if direct service is provided by the utility company), promptly upon demand therefor, for all such electricity consumption as shown by said meters, or a flat monthly charge determined by the survey, as applicable, at the rates charged for such service by the local public utility company.

      (e) Excessive Heat Generation. Landlord shall not be liable for its failure to maintain comfortable atmospheric conditions in all or any portion of the Leased Premises, due to heat generated by any equipment or machinery installed by Tenant (with or without Landlord's consent) that exceeds generally-accepted engineering design practices for normal office purposes. If Tenant desires additional cooling to offset excessive heat generated by such equipment or machinery, Tenant shall pay for auxiliary cooling equipment and its operating costs, including, without limitation, electricity, gas, oil and water, or for excess electrical consumption by the existing cooling system, as appropriate.

      (f) Security. Any security measures that Landlord may undertake are for protection of the Building only and shall not be relied upon by Tenant to protect Tenant, its property, its employees and/or their property.

12. Landlord's Right of Entry. Landlord, its agents, employees and contractors shall have the right to enter the Leased Premises at all reasonable times, including emergencies determined by Landlord, (a) to make inspections or to make repairs, replacements and improvements to Leased Premises or other premises as Landlord may deem necessary or reasonably desirable to the Premises or to any other portion of the Building or which Landlord may elect to perform; (b) to perform nightly cleaning of the Leased Premises; (c) to exhibit the Leased Premises to prospective purchasers at any reasonable time, or to prospective tenants during the last one hundred and eighty (180) days of the Lease Term; and
(d) for any purpose whatsoever relating to the safety, protection or preservation of the Building. Such entry by Landlord shall be, whenever reasonably possible, during normally business hours, except in cases of emergency. Landlord shall use reasonable best efforts to minimize interference to Tenant's business when making repairs, but, unless otherwise agreed with Tenant, Landlord shall not be required to perform the repairs at any time other than during normal working hours. The right and authority hereby reserved do not impose, no does the Landlord assume by reason thereof, any responsibility or liability whatsoever for the care, maintenance or supervision of the Leased Premises or any pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

13.   Maintenance and Repairs.

       (a) Landlord Responsibilities. Landlord shall make structural repairs to the Leased Premises necessary for safety and tenantability, and shall maintain and repair all Building equipment serving the Leased Premises and all exterior plate glass in the Leased Premises, and the cost of all such repairs or maintenance shall be included in Basic Operating Expenses. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Landlord reserves the right at any time and from time to time, as often as Landlord deems desirable, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make changes, alterations, additions, improvements, repairs, relocations or replacements in or to the Building and the fixtures and equipment thereof. Landlord reserves the right from time to time to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building, above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits wires and appurtenant meters and equipment included in the Leased Premises which are located in the Leased Premises or located elsewhere outside the Leased Premises. Landlord shall use reasonable efforts not to disturb Tenant's business operations when making repairs to the Leased Premises or the Building. Nothing contained herein shall be deemed to relieve Tenant of any duty, obligation or liability with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained herein shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building, or any part thereof, other than as expressly provided in this Lease.

      (b) Tenant Responsibilities. Tenant will keep the Leased Premises and the fixtures and equipment therein in good order and condition, will take good care thereof and will suffer no waste or damage thereto. Tenant will promptly repair at its own expense any damage to the Leased Premises caused by bringing into the premises any property for Tenant's use or by the installation or removal of such property, regardless of fault or by who such damage shall be caused, unless caused by Landlord, its agents, employees or contractors; and, in default of such repairs by Tenant, Landlord shall make the same and Tenant agrees to pay the costs thereof to Landlord promptly upon Landlord's demand therefor. At the expiration or other termination of the Lease Term, Tenant will surrender the Leased Premises broom clean and in the same order and condition in which they were on the Rent Commencement Date, ordinary wear and tear excepted. All repairs and maintenance required to be performed by Tenant shall be made or performed immediately upon the occurrence of the necessity therefor, and shall be made or performed in a first class manner, using first class materials, by a contractor approved by Landlord and bonded unless waived by Landlord, and shall be made or performed in accordance with (i) all laws and all applicable governmental codes and requirements, and (ii) insurance requirements. Maintenance and repair of equipment such as kitchen fixtures, auxiliary air-conditioning equipment, private bathroom fixtures and any other type of special equipment, together with related plumbing or electrical services, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith. If Tenant refuses or neglects to promptly commence and complete repairs or maintenance necessary to satisfy the provisions of this Section, the Landlord may, but shall not be required to, make and complete said repairs or maintenance and Tenant shall pay the cost therefor (including overhead) to Landlord upon demand, as Additional Rent.

14.   Common Areas.

       (a) Common Areas Defined. In this Lease, "common areas" means all areas, facilities and improvements provided, from time to time, in the Building for the mutual convenience and use of tenants or other occupants of the Building, their respective agents, employees, and invitees and shall include, if provided, but shall not be limited to, the lobbies and hallways, the public restrooms, the parking areas and facilities, access roads, driveways, retaining walls, sidewalks, walkways, landscaped areas, and exterior lighting facilities.

      (b) Landlord's Control. Landlord shall, as between Landlord and Tenant, at all times during the term of the Lease have the sole and exclusive control, management and direction of the common areas, and may at any time and from time to time during the term exclude and restrain any person from use or occupancy thereof, excepting, however, Tenant and other tenants of Landlord and bona fide invitee of either who make use of said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant in and to the common areas shall at all times be subject to the rights of others to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation. Landlord may at any time and from time to time close all or any portion of the common areas to make repairs or changes or to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, to close temporarily any or all portions of the said areas to discourage noncustomer parking, and to do and perform such other acts in and to said areas as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their employees, agents, and invites.

      (c) Changes and Additions to the Building, Additional Construction. Landlord hereby reserves the right at any time to make alterations or additions to the Building, as well as in or to the street entrances, halls, passages, stairways and other common facilities thereof. Tenant agrees that Landlord shall at all times have the right and privilege of determining the nature and extent of the common areas, and of making such changes, rearrangements, additions or reductions therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interest of all persons using the common areas or which are as a result of any federal, state or local environmental protection or other law, rule, regulation, guideline or order. The purpose of the floor plan attached hereto as Exhibit A is to show the approximate locational relationship of the Leased Premises to other units in the Building and the common areas as of the Rent Commencement Date. Nothing described in Exhibit A shall limit or prevent Landlord from effecting any change or alteration to the Building or the land upon which it is built as described in this paragraph.

      (d) Parking. Tenant shall have the right to utilize the Building's parking facilities on a nonexclusive basis with other tenants of the Building, upon such reasonable terms and conditions as may from time to time be established by Landlord. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants. Tenant shall not use parking areas for the overnight storage of vehicles, other than Tenant-owned corporate vehicles which Landlord and Tenant have previously agreed will be regularly parked overnight at the Building. It is understood and agreed that Landlord assumes no responsibility, and shall not be held liable, for any damage or loss to any automobiles parked in the parking facilities or to any personal property located therein, or for any injury sustained by any person in or about the parking facilities.

15.   Surrender and Inspection.

      (a) Surrender. Upon the Expiration Date or other termination of the term of this Lease, Tenant shall quit and surrender the Leased Premises to the Landlord in as good order and condition as when received, ordinary wear and tear excepted, and Tenant shall remove all of its property from the Leased Premises by the Expiration Date or other termination of this Lease, all to the reasonable satisfaction of the Landlord. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

      (b) Inspection. Tenant shall have the right to be present at time of final inspection of the Leased Premises to determine if any damages were done thereto, if Tenant notifies Landlord by certified mail of its intention to move, date of moving and new address. The notice of Tenant's desire to be present at the final inspection of the Leased Premises shall be given at least fifteen (15) days prior to the date of moving. Upon receipt of such notice, Landlord shall notify Tenant of time and date when the Leased Premises are to be inspected. The inspection shall occur within five (5) days before or five (5) days after Tenant's date of moving, said inspection date to be designated by Landlord. Tenant shall be deemed to have been advised of its rights under this paragraph by execution of this Lease.

      (c) Fixtures and Personal Property Remaining. If Tenant does not remove Tenant's furniture, equipment, machinery, trade fixtures, floor coverings and all other items of personal property of every kind and description from the Leased Premises prior to the Expiration Date, then Tenant shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

16. Tenant Holding Over. If Tenant holds possession of the Leased Premises after the Expiration Date or other termination of this Lease, Landlord shall have the option, exercisable in writing within thirty (30) days after the date of termination of aforesaid, to treat Tenant as a trespasser, or as a tenant by the month. If the Landlord fails to make such election then the Tenant shall be deemed a tenant by the month, commencing with the first day after the termination of the Lease at one hundred and fifty percent (150%) the Basic Monthly Rent paid during the last month of the Term, and upon all the other terms of this Lease, including the provisions of this paragraph. Said holdover term shall terminate upon thirty (30) days notice from one party to the other. Nothing contained herein shall be construed within said thirty (30) days after the date of Lease termination as aforesaid as a consent by Landlord to the occupancy or possession of the Leased Premises by Tenant after the termination of the Lease, and Landlord, upon said termination, if Landlord elects to treat Tenant as a trespasser, shall be entitled to the benefit of all public general or public laws relating to the speedy recovery of the possession of land and tenements held over by Tenant, whether now or hereafter in force and effect. If Tenant fails to surrender the Leased Premises upon the expiration or other termination of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all injury, loss, claims, expenses and liability, including without limitation, any claim made by any succeeding tenant and any attorneys' fees, founded on or resulting from such failure to surrender.

17. Covenant Against Assignment and Subletting. Tenant shall not assign, mortgage or encumber this Lease, or any right hereunder, nor sublet the Leased Premises or any part thereof, nor permit the Leased Premises to be used by others without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, however, Tenant may sublet this lease to an affiliate, parent or subsidiary of Tenant without Landlord's consent. If Tenant, or any Guarantor, is a corporation, unincorporated association or partnership, then the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership so as to result in a change in the control thereof by the person, persons or entities owning a controlling interest therein as of the date of this Lease, without the prior written consent of Landlord as described above, shall be deemed an assignment made in breach of this covenant. Landlord's consent in any specific instance to any assignment, mortgage, encumbrance, subletting or use of the Leased Premises and its collection and acceptance of rent from any such approved assignee, subtenant or other occupant shall neither constitute a waiver of the provisions of this paragraph, nor be construed as permission for any subsequent assignment, mortgage, encumbrance, subletting or use without compliance with this paragraph. Without the prior written consent of Landlord, this Lease and the interest of Tenant, or any assignee of Tenant, shall not pass by operation of law, nor shall it be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant, or any assignee of Tenant. No permitted assignment or sublease or collection of rent from an approved assignee or subtenant shall relieve Tenant of its obligations hereunder. Landlord shall have the right at any time to assign this Lease, in whole or in part, to any third party.

18.   Bankruptcy.

       (a) The following shall be Events of Bankruptcy under this Lease: (1) Tenant's or any guarantor of Tenant's obligations under this Lease ("Tenant's Guarantor") becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws"); (2) the appointment of a receiver or custodian for any or all of Tenant's or Tenant's Guarantor property or assets, or the institution of a foreclosure action upon any of Tenant's or Tenant's Guarantor's real or personal property; (3) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws; (4) the filing of an involuntary petition against Tenant or Tenant's Guarantor as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (A) is not dismissed within thirty(30) days of filing, or (B) results in the issuance of an order for relief against the debtor; or (5) Tenant's or Tenant's Guarantor's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors; or (6) if a corporate reorganization of Tenant or an agent with its creditors shall be approved by a court under the Federal Bankruptcy Act.

      (b) Upon occurrence of an Event of Bankruptcy, Tenant shall be deemed to have breached a material covenant of this Lease and Landlord shall have all rights and remedies available to Landlord pursuant to Section 20; provided, however, that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord shall not exercise its rights and remedies pursuant to Section 20 so long as (1) the Bankruptcy Code prohibits the exercise of such rights and remedies, and (2) Tenant or its Trustee in Bankruptcy (hereinafter referred to as "Trustee") (i) cures all defaults under this Lease,
(ii) compensates Landlord for monetary damages incurred as a result of such defaults, (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee tenant, and (iv) complies with all other requirements of the Bankruptcy Code.

19. Default. Each of the following shall be deemed a default by Tenant and a breach of this Lease:

      (a)     An Event of Bankruptcy as defined in Section 18;

      (b) An assignment or encumbrance of Tenant's interest in this Lease or the Leased Premises or a subletting of any part of the Leased Premises in violation of Section 17;

      (c)     The suspension of business by Tenant;

      (d)     The filing of a tax lien against any property of Tenant;

      (e) Discontinuance by Tenant of the conduct of its business in the Leased Premises, or an abandonment or vacation of the Leased Premises by Tenant for a period of sixty (60) days or more;

      (f) A failure by Tenant to pay Minimum Annual Rent or Additional Rent when due, where such failure continues for ten (10) days after notice thereof from Landlord, provided, however, that Landlord need provide such notice no more than three (3) times in any twelve (12) month period, and the fourth such default in a twelve month period shall be deemed a default by Tenant without such notice from Landlord;

      (g) A failure by Tenant to observe and perform any other term, covenant, agreement or condition of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) business days after notice thereof from Landlord, provided, however, that if the nature of the default is such that the same cannot be reasonably be cured within the ten (10) business day period allowed, Tenant shall not be deemed to be in default if Tenant shall, within such ten (10) business day period, commence to cure and there after diligently prosecute the same to completion. Nonetheless, Tenant will be deemed to be in default if the same default is not cured within sixty (60) days after that reasonable effort commences. Landlord shall not, however, be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement;

      (h) Any material misrepresentation by Tenant to Landlord in connection with the negotiation or execution of this Lease;

      (i) A default by Tenant under any other lease or sublease for any other space in the Building, which has resulted in the termination of said lease;

      (j) Failure by any surety or guarantor of this Lease to comply with all the provisions of the suretyship or guaranty agreement; or

      (k) The merger of any corporate surety or corporate guarantor of this Lease with another entity, or the liquidation or dissolution of such surety or guarantor or the change of control of such surety or guarantor caused by the transfer of stock of such surety or guarantor, except by reason of the death of any shareholder thereof.

20. Landlord's Rights Upon Tenant's Default. Upon default by Tenant of any of the terms or covenants of this Lease, then in addition to any other remedies available to Landlord herein at law or in equity, Landlord shall be entitled to remedy such default as follows:

      (a) Re-Entry. Landlord shall have the right, immediately or at any time thereafter, without further notice to Tenant (unless otherwise provided herein), to enter the Leased Premises (breaking open locked doors, if necessary, and using as much reasonable force as necessary to effect the manner thereof), without terminating this Lease or being guilty of trespass, and do any and all acts as Landlord may deem necessary, proper or convenient to cure such default, for the account and at the expense of Tenant, and Tenant agrees to pay to Landlord as Additional Rent all damage and/or expense incurred by Landlord in so doing, including interest at the Penalty Rate, from the due date until the date payment is received by Landlord. Landlord shall not be liable for any loss, injury or damage resulting in any way from such action by Landlord.

      (b) Termination. Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Leased Premises and, with or without legal process, take possession of the Leased Premises and remove Tenant, any occupant and any property therefrom, using such force as may be necessary, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant. Landlord shall be entitled to recover damages from Tenant in an amount equal to the amount herein covenanted to be paid as Minimum Annual Rent during the remainder of the Lease Term, said Minimum Annual Rent and Additional Rent for the full term then remaining having been fully accelerated at the option of

Landlord, together with (i) all expenses of any proceedings (including, but not limited to, legal expenses and reasonable attorney's fees) which may be necessary in order for Landlord to recover possession of the Leased Premises,
(ii) the expenses of the re-renting of the Leased Premises (including, but not limited to, any commissions paid to any real estate agent, advertising expense and the costs of such alterations, repairs, replacements and decoration or re-decoration as Landlord, in its sole judgment, considers advisable and necessary for the purpose of re-renting the Leased Premises), and (iii) interest computed at the Penalty Rate from the due date until paid; provided, however, that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Leased Premises and such amounts shall be refunded to Tenant.

      Landlord shall use its best efforts to re-rent the Premises, but Landlord has no obligation to favor the Leased Premises over any other space available for lease in the Building, and Landlord shall in no event be liable in any way whatsoever for failure to re-rent the Leased Premises or, in the event that the Leased Premises are re-rented, for failure to collect the rent thereof under such re-renting. No act or thing done by Landlord shall be deemed to be an acceptance of a surrender of the Leased Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant's liability hereunder shall not be terminated by the execution of a new lease of the Leased Premises by Landlord. In the event Landlord does not exercise its option to accelerate the payment of Minimum Annual Rent and Additional Rent as provided hereinabove, then Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month or at other times by Landlord against Tenant to recover the damages then due, without waiting until the end of the term of this Lease to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or being dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

      (c) Distress. Upon any default by Tenant in the payment of Minimum Annual Rent or Additional Rent, Landlord shall have the right, without notice, fifteen
(l5) days after payment of such sum was due, to institute an action of distress therefor, and, upon distress, in Landlord's discretion, this tenancy shall terminate. In the event of such termination, the provisions of Section 20(b) shall be applicable.

      (d) Lien for Rent. Upon any default by Tenant in the payment of Minimum Annual Rent or Additional Rent, Landlord shall have a lien upon the property of Tenant in the Leased Premises for the amount of any unpaid Minimum Annual Rent or Additional Rent. In such event, Tenant shall not remove any of Tenant's property from the Leased Premises except with the prior written consent of Landlord, and Landlord shall have the right and privilege, at its option, to take possession of all property of Tenant in the Leased Premises, to store the same on the Leased Premises, or to remove it and store it in such place as may be selected by Landlord, at Tenant's risk and expense.

      (e) No Future Lease Rights. If at any time during the term of this Lease Tenant has been in default beyond Tenant's right to cure period, then, regardless of whether Tenant is in default at the time of any option or future right, all of

Tenant's present and future rights to this Lease are then terminated when the default occurs.

      (f) Utilities and Services. Upon any default by Tenant, Landlord may immediately cease to provide all utilities and services to the Leased Premises as provided under Section 11 herein.

      (g) Landlord's Remedies Cumulative. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums mature hereunder.

21.   Lender Requirements.

       (a) Subordination. Tenant agrees that this Lease is subject and subordinate to any and all ground or underlying leases and to the lien of any first mortgages or deeds of trust now on or which at any time may be made a lien upon the Building, or any part thereof, and to all advances made or hereafter to be made upon the security thereof. This subordination provision shall be self-operative and no further instrument of subordination shall be required. Tenant agrees to execute and deliver, upon request, within five (5) days demand by Landlord, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any mortgagee or proposed mortgagee; and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments. Upon Tenant's written request, Landlord shall use its best efforts to acquire from any such mortgagee an agreement that any proceeding to foreclose, sell or any other action taken under the mortgage shall not affect Tenant's rights to continue to occupy the Leased Premises and exercise and enjoy all of its rights hereunder so long as Tenant complies with the terms and provisions of this Lease, and continues to make the payments required hereunder to the appropriate designated party, provided, Landlord's failure to acquire such an agreement shall not mitigate Tenant's obligations hereunder. Tenant further agrees that, at the option of the holder of any first mortgage or of the trustee under any first deed of trust, this Lease may be made superior to said first mortgage or first deed of trust by the insertion therein of a declaration that this Lease is superior thereto.

      (b) Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any deed to secure debt given by Landlord and covering the Leased Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the owner and landlord under this Lease.

      (c) Financing. This Lease is subject to the approval of the mortgage lender(s) providing mortgage financing for the Building, and disapproval of this Lease by any such mortgage lender shall result in termination of this Lease. In the event that any mortgage lender providing mortgage financing for the Building requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (i) are reasonable, (ii) do not adversely affect Tenant's use of the Leased Premises as herein permitted, (iii) do not materially alter the approved plans for the Basic Work and Additional Work and (iv) do not increase the rentals and other sums required to be paid by Tenant hereunder, then Landlord may submit to Tenant a written amendment to this Lease incorporating such required modifications, and, in the event Tenant does not execute and return to Landlord such written amendment within ten (10) days after the same has been submitted to Tenant, then Landlord shall thereafter have the right, at its sole option, to terminate this Lease. Such option shall be exercisable by Landlord giving Tenant written notice of termination, immediately whereupon this Lease shall be terminated, and money or security therefor deposited by Tenant with Landlord shall be returned to Tenant, and both Landlord and Tenant shall thereupon be relieved from any and all further liability or obligation hereunder.

       (d) Financial Statements. Tenant agrees, not more often than once per calendar year, upon written notice by Landlord, to deliver to Landlord such financial statements detailing its profits and losses, certified by a duly authorized officer of Tenants if Tenant.

22. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than ten (10) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a written estoppel certificate (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, stating the nature of same), (ii) stating the Rent Commencement Date of the Lease Term, (iii) stating the amounts of Minimum Annual Rent and Additional Rent and the dates to which the Minimum Annual Rent and Additional Rent have been paid by Tenant, (iv) stating the amount of any Security Deposit, (v) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, (vi) stating that Tenant has no right to set off and no defense against payment of the Minimum Annual Rent or Additional Rent, (vii) address to which notices to Tenant should be sent. and (viii) certifying such other matters as may be requested by Landlord. Any such certificate delivered pursuant hereto may be relied upon by an owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest therein, or any prospective assignee of any such mortgage. Failure to deliver the aforesaid certificate within the five (5) days shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Tenant shall be liable for any loss incurred by Landlord resulting from Tenant's failure to timely execute and deliver any estoppel certificate requested by Landlord, and shall reimburse Landlord for the amount of any such loss upon demand, as Additional Rent.

23. Damage by Fire or Other Casualty. If the Leased Premises, or any other portion of the Building shall, through no fault of Tenant or Tenant's agents, servants, employees, customers, contractors, visitors or liscencees, be damaged by fire, the elements, unavoidable accident or other casualty:

      (a) Except as otherwise provided in subparagraph (b) hereof, Landlord, at Landlord's expense, shall promptly restore the Leased Premises, and Tenant, at Tenant's sole expense, shall promptly restore all leasehold improvements installed in the Leased Premises by Tenant or at Tenant's request and its own furniture, furnishings, trade fixtures and equipment and the rent shall not be abated. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord, or on account of labor problems, or any other cause beyond Landlord's reasonable control. If the damage or destruction is such as to make the Leased Premises or any substantial part thereof untenantable (in Landlord's judgment), and provided that such damage or destruction is not due in whole or part to the act or omission of Tenant or

Tenant's agents, employees or invites, the Minimum Annual Rent shall abate proportionately (based on proportion of the number of square feet rendered untenantable to the total number of square feet of the Leased Premises), from the date of the damage or destruction until the date the Leased Premises has been restored by Landlord.

      (b) If the Leased Premises are substantially damaged or are rendered substantially untenantable by fire or other casualty, or if Landlord's architect certifies that the Leased Premises cannot be repaired within one hundred twenty
(120) working days of normal working hours, said period commencing with the start of the repair work, or if Landlord shall decide not to restore or repair the same, or if more than fifty percent (50%) of the gross leasable area of the Building is rendered untenantable (even if the Leased Premises is undamaged) or if Landlord shall decide to demolish the Building or not to rebuild it, then Landlord may, within ninety (90) days after such fire or other casualty, terminate this Lease by giving Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire on the date specified in such notice, or, if not date is so specified, by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord. Upon the termination of this Lease under the conditions hereinbefore provided, Tenant's liability for Minimum Annual Rent and Additional Rent shall cease as of the day following the casualty.

      (c) The proceeds payable under all casualty insurance policies maintained by Landlord on the Leased Premises shall belong to and be the property of Landlord, and Tenant shall not have any interest in such proceeds. Tenant agrees to look to Tenant's casualty insurance policies for the restoration and replacement of the leasehold improvements installed in the Leased Premises by Tenant or at Tenant's request and Tenant's fixtures, equipment and furnishings in the Leased Premises, and in the event of termination of this Lease, for any reason, following any such damage or destruction, Tenant shall promptly assign to Landlord or otherwise pay to Landlord, upon Landlord's request, the proceeds of said insurance and such other additional funds so that the total amount assigned and/or paid by Tenant to Landlord shall be sufficient to restore (whether or not any such restoration is actually to occur) all improvements, fixtures, equipment and furnishings (excepting only Tenant's trade fixtures and equipment) existing in the Leased Premises immediately prior to such damage or destruction.

      (d) Notwithstanding anything to the contrary in this Section 23 or in any other provision of this Lease, any obligation (under this Lease or otherwise) of Landlord to restore all or any portion of the Leased Premises shall be subject to Landlord's receipt of approval of the same by the mortgagee(s) of Landlord (and any other approvals required by applicable laws), as well as receipt from any such mortgagee(s) of such fire and other hazard insurance policy proceeds as may have been assigned to any such mortgagee; it being agreed that if Landlord has not received such approval(s) and proceeds within one hundred and eighty
(180) days after any such casualty, then Landlord shall have the option to terminate this Lease, at any time thereafter, upon notice to Tenant.

24. Condemnation. In the event the whole or a substantial part of the Leased Premises or the Building shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to said authority to prevent such taking (collectively referred to herein as a "taking"), Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority, and the Minimum Annual Rent and Additional Rent shall be apportioned as of the date. For purposes of this section, a substantial part of the Leased Premises or the Building shall be considered to have been taken if, in Landlord's opinion, the taking shall render it commercially undesirable for Landlord to permit this Lease to continue or to continue operating the Leased Premises or the Building. Tenant shall not assert any claim against Landlord or the taking authority for any compensation arising out of or related to such taking and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. If Landlord does not elect to terminate this Lease, the Minimum Annual Rent and Additional Rents shall be adjusted (based on the ratio that the number of square feet of rentable area taken from the Leased Premises bears to the number of rentable square feet in the Leased Premises immediately prior to such taking) as of the date possession is required to be surrendered to said authority. Nothing contained in this section shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant, as long as such award is made in addition to and separately stated from any award made to Landlord for the Leased Premises or the Building. Landlord shall have no obligation to contest any taking.

25. Landlord's Reserved Rights. The Landlord reserves the following rights:

      (a) To decorate, remodel, repair, alter or otherwise prepare the Leased Premises for reoccupancy during the last ninety (90) days of the Lease Term, if during or prior to that time Tenant vacates the Leased Premises; and

      (b) To show the Leased Premises to prospective tenants or brokers during the last one hundred eighty (180) days of the term of this Lease, and to show the Leased Premises to prospective purchasers, mortgagee, or assignee of any mortgage on the Building at all reasonable times provided that reasonable prior notice is given to Tenant in each case and that Tenant's use and occupancy of the Leased Premises shall not be materially inconvenienced by any such action of Landlord.

26.   Landlord and Tenant Liability.

       (a) Landlord's Liability. It is understood and agreed that Landlord is a Maryland limited partnership and/or joint venture and that no partner of the partnership, as may now or hereinafter be constituted, shall have liability to Tenant or any person claiming under, by or through Tenant on any action, claim, suit or demand brought pursuant to the terms and conditions of this Lease or arising out of the occupancy by the Tenant of the Leased Premises. Landlord, or its agents, shall not be responsible or liable to the Tenant or its agents, employees, contractors, customers or other visitors for any injury or damage resulting from acts or omissions of persons occupying property adjoining the Leased Premises, or any part of the Building of which the Leased Premises are a part, or for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, dampness or snow or leaks from or through any part of the Leased Premises or the Building, including the roof, or from the pipes, conduits, appliances or plumbing works, or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence of Landlord, its agents, servants, or employees. All personal property and equipment located in the Leased Premises shall be at the risk of Tenant.

      (b) Tenant's Liability. Tenant shall reimburse Landlord for all expense, damages or fines, incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or its agents, servants, or employees, of any material covenant or material provision of this Lease or the Rules and Regulations promulgated by Landlord hereunder from time to time, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants, employees, invites or licensees in the use or occupancy of the Leased Premises.

      (c) Indemnity. Tenant shall indemnify Landlord and its agents and employees and save them harmless from and against any and all claims, actions, damages, liabilities and expenses in connection with loss of life, personal injury and/or damage to property (i) arising from or out of the occupancy or use by Tenant of the Leased Premises or any part thereof, or (ii) occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, invites or licensees, whether inside the Leased Premises or elsewhere in the Building; provided, however, that this indemnification shall not apply to any such injury, loss, damage or liability arising from any omission, fault, negligence, or misconduct on the part of the Landlord, its agents, servants, employees, contractors or licensees. In the event that Landlord or its agents and employees shall, without fault on its or their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold the same harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid in connection with such litigation.

      (d) Criminal Acts of Third Parties. Landlord shall not be liable in any manner to Tenant, its agents, employees, licensees, invitees or contractors for any injury or damage to Tenant, Tenant's agents, employees, licensees, invites, or contractors or their property caused by the criminal or intentional misconduct of third parties. All claims against Landlord for any such damage or injury are hereby expressly waived by Tenant, and Tenant hereby agrees to hold harmless and indemnify Landlord from all such damages and the expense of defending all claims made by Tenant's agents, employees, licensees, invitees or contractors arising out of such acts.

27.   Tenant's Insurance.

       (a) Coverages. Tenant shall have issued, pay the premiums therefor, and maintain in full force and effect during the Lease Term:

              (i) Commercial General Liability. A commercial general liability insurance policy or policies (providing among other coverages: Blanket Contractual, Personal Injury, independent Contractors, Products/Completed Operations Hazard, Automobile Liability/Comprehensive Form, and Workers Compensation) in which the Landlord (and such additional persons and/or entities as Landlord may request) and Tenant shall be the insured, naming the Landlord (and such additional persons and/or entities as Landlord may request) and Tenant as insured parties in the amount of Two Million and No/100 Dollars ($2,000,000.00) combined single limit general liability coverage for bodily injury or property damage, which amount may be increased from time to time by the Landlord in its reasonable determination;

              (ii) All-Risk Property. All-risk property insurance, including theft, naming Landlord (and such additional persons and/or entities as Landlord may request) and Tenant as insured, written at replacement cost value and with replacement cost endorsement, covering all leasehold improvements installed in the Leased Premises by Tenant or at Tenant's request and all of Tenant's personal property in the Leased Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease);

              (iii) Workers' Compensation. If and to the extent required by law, workers' compensation and employer's liability or similar insurance in form and amounts required by law; and

              (iv) Additional Insurance. Such additional insurance as any mortgagee of the Building may require.

      (b) Policy Requirements. In the event Tenant shall fail to provide such insurance, or shall fail to pay the premiums when due, Landlord shall have the right to cause such insurance to be issued and to pay the premiums therefor, or any premiums in default, and to collect same as Additional Rent together with interest at the Penalty Rate on the amount of such premiums from the date of payment by Landlord until the date of repayment by Tenant. All such policies shall contain only such reasonable deductible amounts as may be approved in advance by Landlord and shall contain a provision that Landlord shall receive not less than thirty (30) days advance notice in writing from the insurance company of any intention of the insurance company to cancel such policy or policies. Tenant shall provide written evidence to Landlord of its acquisition of such policies no later than ten (10) days prior to the commencement of this Lease and prior to any renewal date of such policies. All policies shall be carried with an insurance company qualified to do business in the State of Maryland, and rated A or better by the A.M. Best Company.

      (c) No Limitation of Liability. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

      (d) Notice of Fire and Accident. Tenant shall give Landlord immediate notice in case of fire, theft, or accidents in the Leased Premises, and in case of fire, theft or accidents in the Building if involving Tenant, its agents, employees or invitees.

28. Waiver of Subrogation. Landlord and Tenant mutually covenant and agree that each party, in connection with insurance policies required to be furnished in accordance with the terms and conditions of this Lease, or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord (and any mortgagee requested by Landlord) or Tenant as the same may be applicable, which right to the extent not prohibited or violative of any such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right of recovery, claims, losses and/or damages against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property or person for which either party is required by this Lease to carry insurance.

29. No Liens Permitted: Discharged. Tenant will not permit to be created or to remain undischarged any lien, encumbrance or charge (arising out of any work done or materials or supplies furnished, or claimed to have been done or furnished, by any contractor, mechanic, laborer or materialman or any mortgage, conditional sale, security agreement or chattel mortgage, or otherwise by or for Tenant) which might be or become a lien or encumbrance or charge upon the Building or any part thereof or the income therefrom. Tenant will not suffer any other matter or thing whereby the estate, rights and interests of Landlord in the Building or any part thereof might be impaired. If any lien, or notice of lien on account of an alleged debt of Tenant or any notice of contract by a party engaged by Tenant or Tenant's contractor to work on the Leased Premises shall be filed against the Building or any part thereof, Tenant, within fifteen (15) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice of lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses, including attorneys' fees, incurred by Landlord in connection therewith, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Nothing herein contained shall obligate Tenant to pay or discharge any lien created by Landlord.

30. Signs and Advertisements. Landlord shall provide for Tenant, at Landlord's expense, a notice in the Building directory, Building street sign, and a sign for the entrance door to the Leased Premises in the type and manner Landlord from time to time provides for tenants of the Building. No other sign, advertisement, notice or any other thing of any kind whatsoever shall be inscribed, painted, affixed or displayed in or about the Building by Tenant and if any such sign, advertisement or notice is exhibited, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord for said removal. Tenant agrees to maintain its entrance door or entry sign in good condition and repair at all times.

31. Notices. All notices to be given under this Lease shall be in writing, hand-delivered, sent by Federal Express, or mailed by United States Certified or Registered Mail, postage prepaid. Notices should be delivered as follows:

      (a)     To the Landlord at the address specified in Section 1(a)(18).

      (b) To the Tenant at the addresses specified in Sections l(a)(17).

Any such notice shall be deemed to be served on the date it is hand-delivered or delivered by Federal Express, or on the third day after the date on which it is deposited in the U.S. mails. Landlord and Tenant shall each have the right to change the person and/or address to which notices shall be delivered upon written notice thereof to the other party sent pursuant to the provisions of this paragraph.

32. Time. Landlord and Tenant acknowledge that time is of the essence in the performance of any and all obligations, terms, and provisions of this Lease.

33. Postponement of Performance. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, labor troubles, inability to procure labor or materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, acts of God, fire or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse Tenant from the prompt payment of Minimum Annual Rent or Additional Rent and shall not operate to extend the term of this Lease. Delays or failures to perform resulting from lack of funds shall not be deemed delays beyond the reasonable control of a party.

34. No Waiver. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No waiver by Landlord of any breach by Tenant of any of the terms, covenants, agreements, or conditions of this Lease shall be deemed to constitute a waiver of any succeeding breach thereof, or a waiver of any breach of any of the other terms, covenants, agreements, and conditions herein contained.

        No employee of Landlord or of Landlord's agents shall have any authority to accept the keys of the Leased Premises prior to termination of the Lease, and the delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises. The receipt by Landlord of any payment of Minimum Annual Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations made a part of this Lease, or hereafter adopted, against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.

35. Limitation of Landlord's Liability. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) the sole and exclusive remedy shall be against the interest of Landlord in the Building of which the Leased Premises are a part;
(b) neither Landlord nor any partner of Landlord shall be personally liable with respect to any claim arising out of or related to this Lease; (c) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord); (d) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of Landlord); (e) any judgment granted against any partner of Landlord may be vacated and set aside at any time as if such judgment had never been granted; and (f) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

36. Transfer of the Building. In the event of the sale or other transfer of Landlord's right, title and interest in the Leased Premises or the Building (except in the case of a sale-leaseback financing transaction in which Landlord is the lessee), Landlord shall transfer and assign to such purchaser or trans-feree all amounts of pre-paid Minimum Annual Rent, and Landlord thereupon and without further act by either party hereto shall be released from all liability, obligations, and covenants, express or implied, hereunder derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises or this Lease occurring after the consummation of such sale or transfer, provided that the transferee shall assume all of Landlord's obligations hereunder from the date of such transfer. Tenant shall have no right to terminate this Lease nor to abate Minimum Annual Rent nor to deduct from, nor set-off, nor counterclaim against Minimum Annual Rent because of any sale or transfer (including, without limitation, any sale-leaseback) by Landlord or its successors or assigns. This lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or transferee. Upon any sale or other transfer as above provided (other than a sale-leaseback), or upon any assignment of Landlord's interest herein, it shall be deemed and construed conclusively, without further agreement between the parties, that the purchaser or other transferee or assignee has assumed and agreed to perform the obligations of Landlord thereafter accruing.

37. Waiver of Counterclaim and Trial by Jury. Landlord and Tenant waive their right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Leased Premises, and any emergency statutory or any other statutory remedy. Tenant shall not interpose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of Minimum Annual Rent or Additional Rent in a summary proceeding for nonpayment of Minimum Annual Rent or Additional Rent or other action or summary proceeding based on termination, holdover or other default in which Landlord seeks repossession of the Leased Premises from Tenant.

38. Lease Recording. It is understood and agreed that Landlord shall not record the within Lease Agreement among the Land Records of Baltimore County, Maryland, for any purpose.

39. Notice of Default to Landlord and Mortgagee and Right to Cure. Tenant shall give, by registered mail, a written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord which shall specifically set forth the nature of the nonperformance by the Landlord and shall give the Landlord thirty (30) days within which to cure such default or non-performance. However, if such default or non-performance reasonably requires more than thirty
(30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion. Said notice of default shall be a condition precedent to the institution by Tenant of any judicial proceedings for nonperformance or default against the Landlord. Tenant agrees to give any mortgagee and/or Trust Deed Holders whose name and address have been furnished to Tenant in writing, by registered mail, a copy of any notice of default served upon the Landlord. Tenant further agrees that if Landlord shall fail to cure such default within the time provided for in this Lease Agreement, then the mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or Trust Deed Holders has commenced and is diligently pursuing the remedies necessary to cure such default, in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

40.   Miscellaneous Provisions.

      (a) Governing Law. The laws of the state of Maryland shall govern the construal, validity, performance and enforcement of this Lease.

      (b) Covenants. The parties hereto agree that all the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof.

      (c) No Representations by Landlord. Neither Landlord nor any agent of Landlord has made any representations or promises with respect to the Leased Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Tenant except as herein expressly set forth.

      (d) Exhibits. It is agreed and understood that any Exhibits referred to herein, and attached hereto, form an integral part of this Lease and are hereby incorporated by reference.

      (e) Pronouns. The neuter, feminine or masculine pronoun when used herein shall each include each of the other genders and the use of the singular shall include the plural.

      (f) Captions. All section and paragraph captions, marginal references, and table of contents in this Lease are inserted only as a matter of convenience, and in no way amplify, define, limit, construe or describe the scope or intent of this Lease nor in any way affect this Lease.

      (g) Landlord's Approval. Whenever Landlord's consent or approval is required under the terms of this Lease, Landlord may grant or deny such consent or approval in its sole discretion unless otherwise specified herein.

      (h) Separability. If any term or provision of this Lease or applications thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

      (i) Counterparts. This Lease has been executed in several counterparts, but all counterparts shall constitute one and the same legal document.

      (j) Authority. Landlord and Tenant hereby covenant each for itself, that each has full right, power and authority to enter into this Lease upon the terms and conditions herein set forth. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in the jurisdiction in which the Leased Premises is located, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If Tenant signs as a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly formed and validly existing partnership, that the partnership has full right and authority to enter into this Lease, and that each of the persons signing on behalf of the partnership were authorized to do so.

      (k) Examination of Lease. Submission of this Lease for examination or signature by Tenant shall not constitute reservation of or option for Lease, and the same shall not be effective as a Lease or otherwise until execution and delivery by both Landlord and Tenant.

      (l) Interpretation. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result.

      (m) Entire Agreement; Modification. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, discharge or effect an abandonment in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any term of this Lease.

      (n) Termination. This Lease and the tenancy hereby created shall cease and determine at the end of the Lease Term, or any extension or renewal thereof, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a tenant holding over to the same extent as if statutory notice had been given. For the period of three (3) months prior to the expiration of the Lease Term or of any extension or renewal thereof, Landlord shall have the right to show the Leased Premises and all parts thereof to prospective tenants between the hours and 9:00 am and 5:00 pm, on any day except Saturday and Sunday and except any legal holiday on which Tenant shall not be open for business.

      (o) Corporate Approval. If Tenant is a corporation, Tenant covenants and warrants that it has the requisite corporate approval to enter into and execute this Lease Agreement and accordingly, shall provide to Landlord, as soon as practicable following execution of this Lease, a copy of an executed resolution by its Board of Directors, authorizing the execution of the Lease Agreement and authorizing the individual executing this Lease to execute said Agreement on behalf of and in the name of the Corporation. If Tenant shall fail to provide the executed resolution within the time period required under this Section, Landlord may, at its option, declare this Lease to be null and void and of no further force or effect. If Tenant is a corporation it acknowledges that this Lease is executed under seal and that a twelve year period of limitation applies.

      (p) Approval of Mortgage. This Lease is contingent upon the approval of any and all mortgagees or other lenders of the Landlord. Landlord shall have thirty (30) days from the execution of this Lease to obtain all necessary approvals from this mortgagee or other lenders; and thereafter shall have the right to extend said approval period an additional ten (10) days upon written notice to Tenant. If said approvals cannot be obtained within the aforesaid period, this Lease and the rights and duties of the parties hereunder, shall be null and void and be of no further effect.

      (q) Zoning and Licensing Approvals. Anything herein elsewhere contained to the contrary, this Lease and all the terms, covenants, and conditions hereof are in all respect subject and subordinate to all zoning restrictions affecting the Leased Premises, and the Building in which they are located, and the Tenant agrees to be bound by such restrictions. The Landlord further does not warrant that any license or licenses, permit or permits, which may be required for the business to be conducted by the Tenant on the Leased Premises will be granted, or, if granted, will be continued in effect or renewed, and any failure to obtain such licence or licences, permit or permits, or any revocation thereof or failure to renew the same, shall not release the Tenant from its obligations under this Lease Agreement.

41. Quiet Enjoyment. If and so long as Tenant pays rent and additional rent reserved by this Lease, and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the Leased Premises, subject, however, to the terms and provisions hereof.

42. Remedies Cumulative. No mention in this Lease of any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy, or from maintaining any action to which it may otherwise be entitled, either at law or equity; and the failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained shall not be construed as a waiver of relinquishment for the future of such covenant, right or option, but the same shall remain in full force and effect unless the contrary is expressed in writing by Landlord.

43. Binding Effect. This Agreement and the covenants and conditions herein contained shall be binding upon and shall inure to the benefit of Landlord, its heirs, personal representatives, successors and assigns, and shall be binding upon Tenant, its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

WITNESS/ATTEST:                      LANDLORD:

                                     Merrymack Limited Partnership
                                     a Maryland Limited Partnership

/s/ Melanie Jensen Ney               By: /s/ Loren D. Jensen      (SEAL)
_______________________________          _________________________
                                     Name:Loren D.  Jensen
                                     Title: General Partner
                                     Date: August 6, 1997
                                           _______________________________

If Tenant is a corporation, an authorized officer must sign on behalf of the corporation and by doing so such officer makes the covenants and warranties contained in Section 40 hereof.

WITNESS/ATTEST:                      TENANT:

                                     EA Engineering, Science & Technology, Inc.
                                     a Delaware Corporation

/s/ Jack Adler                       By: /s/ Barbara L. Posner    (SEAL)
________________________________         _________________________
                                     Name: Barbara L.  Posner
                                     Title: Vice President,

                                            Finance & Administration

                                     Date: August 6, 1997
                                           _______________________________

State of Maryland                    )to wit:
County of Baltimore                  )

I hereby certify that on this 6th day of August, 1997, before me, the subscriber, a Notary Public of the State and County aforesaid, personally appeared Loren D. Jensen of Merrymack Limited Partnership and he made oath in due form of law that the matters and facts set forth in the foregoing Lease are true and correct to the best of his knowledge and belief, and that he signed same in his capacity as General Partner of said Limited Partnership.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                     /s/ Carol L. Storck
                                     _________________________________________
                                     Notary Public

                                     My commission Expires: 2/1/2000
                                                            ___________________

State of Maryland                    )to wit:
County of Baltimore                  )

I hereby certify that on this 6th day of August, 1997, before me, the subscriber, a Notary Public of the State and County aforesaid, personally appeared Barbara L. Posner of EA Engineering, Science & Technology, Inc. and she made oath in due form of law that the matters and facts set forth in the foregoing Lease are true and correct to the best of her knowledge and belief, and that she signed same in her capacity as Vice President of said Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                     /s/ Carol L. Storck
                                     _________________________________________
                                     Notary Public

                                     My commission Expires: 2/1/2000
                                                           ___________________

                                    EXHIBIT B

                              RULES AND REGULATIONS

1. Tenant will comply with all rules and regulations issued by all government agencies whose jurisdiction affects the Leased Premises (the "Premises") or the Building of which the Leased Premises are a part (the "Building"). Tenant shall not make any alteration to the Building without first obtaining the written permission of Landlord and all appropriate and necessary governmental permits and/or licenses.

2. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord. This number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to Landlord's approval. Prior to the termination of the Lease Agreement, all wires, cables, etc. installed by the Tenant must be removed by Tenant at Tenant's expense.

3. Tenant, its agents, servants, employees and invitees shall abide by such security rules and regulations as Landlord may promulgate.

4. A dumpster shall be provided to the Building site by the Landlord for use by the Tenants with the cost to be borne by the Tenants on a pro-rata share. Abnormal amounts of trash or garage generated by either Tenant's initial movement into and occupancy of the Leased Premises, or the purchase of equipment or fixtures placed on the Leased Premises shall be removed by Tenants at his sole cost or expense and shall not be placed in the dumpster provided by the Landlord.

5. No part of the whole of any sidewalls, plaza areas, entrances, loading docks, passages, courts, elevators, vestibules, stairways, corridors, balconies or halls of the Building shall be obstructed or encumbered by any tenant or used for any purpose other than that expressly provided for in the Lease. All halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the sole judgement of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of business, unless such persons are engaged in illegal activities. Unless making repairs required to be made under the terms of the lease to heating, ventilation, or air conditioning located thereon, neither Tenant nor any employees or invitees of the Tenant shall have access to or go upon the roof of the Building without the prior approval of the Landlord.

6. No awnings or other projections shall be attached to the outside walls, balconies or windows of the Building. No curtains, blinds, shades, or screens other than Building Standard window coverings shall be attached to or hung in, or used in connection with, any window or door of the space demised to any tenant.

7. No showcases or other articles, including furniture, shall be put on the balcony, in front of or affixed to any part of the exterior of the Premises, or placed in the halls, corridors, vestibules, balconies or other appurtenant or public parts of the Building.

8. Any water and wash closets and other plumbing fixtures in any Premises or the Building shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances (including, without limitation, coffee grounds) shall be thrown therein. Waste and excessive or unusual use of electricity or water is prohibited.

9. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, or explosive fluid, material, chemical, or substance in or about the space demised to such tenant.

10. Except for the hanging of artwork on interior walls, no tenant shall make, paint, drill into, or in anyway deface, any part of the interior or exterior of the Building or the space demised to such tenant. No boring, cutting, or stringing of wires shall be permitted.

11. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the Tenant first obtaining the written consent of Landlord. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted or affixed or inscribed at the expense of Tenant by a person or company approved by the Landlord. Landlord shall not place anything or allow anything to be placed near or on the glass of any window, door, partition or wall which may appear unsightly from outside the premises.

12. Tenant shall promptly report to the Landlord any cracked or broken glass on the Premises.

13. No tenant shall cause or permit any odors to emanate from the space demised to such tenant. No tenant shall make, or permit to be made, any noises which may be heard outside of such Tenant's Premises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set, or other audio device, unmusical noise, whistling, singing, or in any other way. Tenant shall be responsible for insuring that any office equipment and machinery is installed in such a manner as to absorb and prevent the transmission of vibration and noise beyond the confines of the Premises so as not to disturb other Tenants in the Building. Nothing shall be thrown out, or off, of any doors, windows, balconies or skylights or down any passageways.

14. The Landlord will provide the tenant two Premises entry door keys, and two Sonitrol key cards; two additional keys or keycards will be supplied to Tenant by Landlord, upon request, without charge; any additional keys or key cards required by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate key made and shall not change any locks. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the space demised to any tenant, nor shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of his tenancy, return to Landlord all key cards and keys to offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any such keys, such tenant shall pay Landlord the reasonable cost of replacement keys or locks (at Landlord's option).

15. All removals from the Building, or the carrying in or out of the Building or the space demised to any tenant of any safes, freight, furniture, or bulky matter of any description must take place during such hours and in such manner as Landlord may determine, from time to time. Landlord reserves the right to inspect all freight for violation of any of these rules and regulations or the provisions of such tenant's lease.

16. No tenant shall engage or pay any employees in the Building, except those actually working for such tenant in the Building, nor advertise for laborers giving an address at the Building.

17. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Landlord, such tenant shall refrain from or discontinue such advertising.

18. Each tenant, before closing and leaving the space demised to such tenant at any time, shall see that all entrance doors are locked.

19. No space demised to any tenant shall be used, or permitted to be used, for lodging or sleeping. No cooking shall be done or permitted by any Tenant on the Leased Premise, nor shall be Premises be used for the storage of merchandise, washing clothes or for any improper, objectionable or immoral purpose.

20. The requests of tenants will be attended to only upon verbal or written request to Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant to perform, any work outside of their regular duties, unless under specific instructions from Landlord.

21. Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate in seeking their prevention.

22. There shall not be used in the Building, either by any tenant or by any of tenant's employees, agents, or invites, in the delivery or receipt of merchandise, freight, or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards, and such other safeguards as Landlord may require.

23. No animals of any kind shall be brought into or kept about the Building by any tenant, excluding "seeing-eye" dogs.

24. No tenant shall place, or permit to be placed, on any part of the floor or floors of the space demised to such tenant a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law.

25. No tenant will install or operate in the space demised to such tenant any electrically operated equipment or other machinery, other than a reasonable number of electric typewriters, adding machines, radios, televisions, tape recorders, Dictaphones, bookkeeping machines, copying machines, clocks, word processors, and personal computers, without first obtaining the prior written consent of Landlord, who may condition such consent upon payment by Tenant of additional rent as compensation for additional consumption of utilities as determined at the discretion of Landlord and for the cost of separate metering or additional wiring as may be occasioned by the operation of said equipment or machinery. Landlord reserves the right to separately meter any utility consumption in the Premises.

26. No tenant shall install any equipment of any kind or nature whatsoever, including, but not limited to, equipment permitted by Rule 25 to be used on or in the space demised to such tenant, which will necessitate any changes, or replacements, or additions to, any water or plumbing, heating, air conditioning, ventilating, electrical, or other system in or of the space demised to such tenant of the building without first obtaining the prior written consent of the Landlord.

27. All equipment and machinery belonging to any tenant which causes noise, vibration or electrical interference that may be transmitted to the structure of the Building or to any space therein to such degree to be objectionable to Landlord or any tenant in the Building shall be installed and maintained by each such tenant, at such tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration.

28. No bicycles are permitted in the Building. No bicycles are to be attached or stored on any part of the Building's rails, doors, balconies or other parts, except those areas designated by Landlord for bicycle storage.

29. No Building or suite doors shall be propped open at any time.

30. Each tenant shall cooperate with any efforts of Landlord to conserve energy. Landlord reserves the right to institute energy management procedures when applicable.

31. Each tenant shall light any windows of the Premises and exterior signs and turn the same off to the extent required by Landlord.

32. The Tenant shall not use any other method of heating or air conditioning than that provided by the Landlord, without first obtaining the written consent of the Landlord.

33. Tenant shall not be permitted to keep food upon the Leased Premises except in proper containers, cabinets and refrigerators and in strict accordance with all applicable rules, regulations and ordinances of all local health and sanitation authorities.

34. Tenant shall comply with all Tenant requirements issued and mandated by insurance companies insuring the Building.

35. Tenant shall not be permitted to use or keep explosives, kerosene, cleaning fluid or any other illuminating, combustible or explosive material or substance of any kind in the Building or the Leased Premises.

36. No vending, video, amusement machine or machines of any other description shall be installed, maintained or operated upon the Leased Premises or the Building without the prior written consent of the Landlord.

37. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Leased Premises or the Building in any manner except as approved by the Landlord. The expense of repairing any damage resulting from violation of this Rule or of removing any

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floor covering shall be borne and paid for by the Tenant who violated, either by its own action or the actions of its contractors, or employees, this Rule.

38. Landlord shall inspect the Leased Premises prior to the vacation of the Premises by the Tenant and the Tenant shall be responsible for any damage done to the Leased Premises by Tenant in the course of its occupancy or vacation of the Premises.

39. In the event that the Tenant does not have a separate electric meter, Tenant will be responsible for its proportionate share of the electric usage as shown on the electric meter which monitors electric usage for the Building in accordance with the formula set forth in the Lease.

40. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant for the Leased Premises or any other portion of the Leases Premises without the prior written approval of the Landlord, nor shall any vending machine of any kind be installed in the Building, without prior written approval of the Landlord.

41. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

      (a) the right to change the name or address of the Building, without incurring any liability from Tenant for so doing;

      (b) the right to install and maintain a sign or signs on the exterior of the Building or within the Building area;

      (c) the exclusive right to use or dispose of the use of the roof of the Building;

      (d) the right to limit the space on the directory of the Building to be allotted to Tenant; and

      (e) the right to grant anyone the right to conduct any particular business or undertaking the Building.

42. The Landlord reserves the right at any time to rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in the Landlord's judgement may, for time to time, be necessary for the safety, care and cleanliness of the Building, the Building Area or any part thereof, and for the preservation of other herein.


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